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                                                                  Exhibit 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As Independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 6, 1998 included in Tech Squared, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                              /s/ Arthur Andersen LLP

                                              ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
   March 15, 1999














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